BK TECHNOLOGIES

THIRD QUARTER 2022 EARNINGS RESULTS

NYSE American: BKTI

November 3, 2022

DISCLOSURES

Forward-Looking Statements

This presentation contains certain forward-looking statements that are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to, statements regarding the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks, some of which have been, and may further be, exacerbated by the COVID-19 pandemic and the ongoing war in Ukraine, include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line; competition in the land mobile radio industry; general economic and business conditions, including inflationary pressures, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the ongoing effects of the COVID-19 pandemic and the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of the COVID-19 pandemic or the ongoing war in Ukraine on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies, as well as any further impact resulting from the COVID-19 pandemic or the ongoing war in Ukraine; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events, such as the COVID-19 pandemic and the ongoing war in Ukraine; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

THIRD QUARTER HIGHLIGHTS

RECORD ORDER BOOKINGS AS PRODUCTION RAMPS UP

- Another record quarter for order bookings of $28 million driven by strong demand for BKR 5000 as customers upgrade portable communications platforms
- Record company order bookings of $62.7 million YTD have surpassed FY2021 bookings of $55.5M
- Backlog of $42M sets up strong revenue growth in Q4 2022 and Q1 2023.

PROGRESSING TOWARDS BKR 9000 MULTIBAND RADIO LAUNCH

- Completed second manufacturing build; encountered some issues which are being addressed.
- Targeting Q4 2022 launch

SAAS BUSINESS UNIT DEVELOPS New PTToC Service

- InteropONE is a new Push-To-Talk over Cellular (PTToC) service which provides a game changing solution to public safety interoperable communications.

BKR 5000 CONTINUES TO SEE STRONG TRACTION

INCREASING DEMAND FOR BKR LINE:

- Record bookings in 3Q'22/First nine months '22
- Second BKR5000 production line added that increases manufacturing capabilities to reduce backlog and respond to continued strong demand
- $42 million backlog provides momentum through the balance of 2022



37% Increase in YTD Bookings at September 30th



$46M
$63M
First 9 months 2021
First 9 months 2022

TEMPORARY MARGIN COMPRESSION RELATED TO COMPONENT SHORTAGES

- Key component shortages related to BKR5000 production was cleared in September. Secured 2-year supply of key chips.
- Q3 gross margin improved over Q2, expect BKR5000 product margins to return to near historical levels by December 2022.

HURRICANE IAN PASSES OVER MELBOURNE FACILITY

HURRICANE IAN PATHWAY



Tallahassee
FLORIDA
The picture can't be displayed.
MELBOURNE FACILITY
MIAMI

- Emergency procedures ensured no reported injuries and no damage to manufacturing facility
- Operations halted for two days
- Shipments to customers were delayed; deliveries/pickups temporarily suspended
- Some September revenue shifted into first two weeks of October as a result

POSITIONED FOR SIGNIFICANT GROWTH


RADIO UNITS SHIPPED QUARTERLY
2,500
6,100
5,350
3,900
6,750
Q1'22
Q2'22
Q3'22
Q4'22 (Projected)
Potential to reach 13,050 radios
Targeting 10,650 radios delivered in Q4
3,900 radios shipped in October

Hurricane Ian impacted September radio shipments and deliveries pushing radios from September into October;

POSITIONED FOR SIGNIFICANT GROWTH

RADIO UNITS SHIPPED ANNUALLY


22,500
24,600 - 27,000
32,000+
2021
2022 (Projected)
2023 (Projected)

Elevated 2022 backlog and continued 2023 customer demand expected to drive strong increase in year-over-year radio deliveries

PROGRESS ADVANCING BKR 9000: EXPECTING Q4 LAUNCH

PROGRESS TOWARDS LAUNCH


BKR 9000
BK

Display and Keypad Side

- August – Started accepting pre-production orders from dealer channel and key customers
- September – completed second manufacturing run; encountered some issues which are being addressed
- October
  - Showcased BKR9000 in Dallas at IACP show
- November
  - Delivering radios for FCC testing.


BK

Speaker Side

LTE/5G PRESENTS A LARGE MARKET OPPORTUNITY


PREVIOUS SUCCESSES
OPPORTUNITY TODAY
LTE
LMR+LTE/5G
POLICE
LMR
CONNECTING VEHICLES
CONNECTING FIRST RESPONDERS
P25 CONVENTIONAL/ TRUNKED RADIO
LMR RADIO, GPS, LAPTOP, IN-CAR VIDEO, VIDEO SENSORS
LMR RADIO, BODY CAM SMARTPHONE

- Global SaaS market valued at $131B; expected to grow at CAGR of 27.5% to $717B in 2028[1]
- Global 5G infrastructure expected to grow at CAGR of 34.2% to $67B in 2030[2]
- Global Public Safety LTE market expected to grow at CAGR of 21.1% to $15.4B in 2025[3]

[1]MarketsandMarkets
[2]Grand View Research
[3]Fortune Business Insights

SaaS BUSINESS STRATEGY


BK Smartphone App
BKRplay®
InteropONE
Additional public safety applications

2022

2023 & Beyond

New Services and Features which make the First Responder Safer or more Efficient

- Focus on differentiation and practical solutions to market challenges
- Establish market position with InteropONE PTToC Service
- Enhance value with BKR product line
- Expand to additional public safety applications

InteropONE: OUR NEW PTToC SERVICE


FirstNet PTToC User
Verizon PTToC User
SouthernLinc PTToC User
Over The Top PTToC User
Non-PTToC User


FIRSTNET
verizon
Southern Linc
ESChat
Zello
BeOn
WAVE OnCloud
InteropONE

- Creates group communication on demand
- Works over any cellular carrier network or WiFi
- Patent Pending

InteropONE is the only PTToC service that enables group communications to any smartphone user within 5 minutes

InteropONE : Not Your Typical PTToC Service

POTENTIAL $150M MARKET OPPORTUNITY

BKRplay®

Available for download from Apple and Android Stores

- ~ 1.9M PTToC subscribers in the public sector in 2022
  - InteropONE target market is about 30,000 subscribers or **1.6%** of the current subscriber base.
- InteropONE prime user pays base subscription rate of $300 annually plus $10 per guest user. **Unique pay as you go model maps well to emergency management funding.**
- Guest users never receive a bill; host agency is pays for their guest users. Similar billing to telephony long distance, **calling party pays** model.


InteropONE
TECHNOLOGIES
ON DEMAND
INCIDENT
COMMAND
Dynamically connect with your network of heroes.

FINANCIAL RESULTS

(in thousands)	3Q'22	3Q'21	9 months ended 9/30/22	9 months ended 9/30/21
Sales	$11,917	$12,626	$30,612	$32,526
Gross Margin	19%	33%	18%	36%
SG&A	$4,632	$4,508	$14,952	$13,034
Operating (loss)	$(2,391)	$(370)	$(9,515)	$(1,422)
Net income (loss)	$(2,402)	$(2,566)	$(10,672)	$(1,214)

(in thousands)	September 30, 2022	December 31, 2021
Cash & Cash Equivalents	$4,034	$10,580
Working Capital	$14,632	$25,234

- Revenue decreased 6% to $12 million related to shipment delays associated with Hurricane Ian; record Q3 bookings of $28 million provide momentum
- Temporary margin compression related to higher component prices as a result of supply chain constraints; Expect sequential margin improvement approaching historical levels in Q4
- SG&A increase primarily related to headquarter staffing and strategic initiatives
- Net loss reflects an unrealized gain of $75 thousand from FG Financial compared to an unrealized loss of $2.2 million in 3Q21
- $4.0 million in cash and cash equivalents at September 30, 2022; working capital of $14.6 million
- 26 consecutive quarterly dividend payments

THE FUTURE OF BK TECHNOLOGIES: TARGETING $100M IN REVENUES BY 2025


POLICE

- **Create a leader in the public safety industry** specializing in personal communications devices that maximize safety and efficiency for first responders
- BKR 5000 continues to gain traction in the market; **BKR 9000 positioned to significantly expand LMR verticals**
- **LMR/LTE opportunity is broad and expanding**; new SaaS business unit developing innovative services to capture LTE market share and drive additional BKR radio sales
  - Launch of InteropONE enhances ability to address new public safety verticals

Q&A

